UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 4, 2011
THE CORPORATE EXECUTIVE BOARD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-34849	52-2056410

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 North Lynn Street, Arlington, Virginia	22209

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (571) 303-3000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On February 4, 2011, the Board of Directors (the “Board) of The Corporate Executive Board Company (the “Company”) approved a new form of an indemnity agreement (the “Indemnity Agreement”) for the directors, officers and certain designated executives of the Company (each, an “Indemnitee” and collectively, the “Indemnitees”). The Indemnity Agreement replaces the prior form of indemnity agreement entered into with the directors, officers and certain designated executives of the Company. Each Indemnitee who executed the prior form of indemnity agreement will enter into the Indemnity Agreement, which will supersede the prior agreement for any future claims. As part of a periodic review of its corporate governance materials, the Company decided to update the prior indemnity agreement to reflect current approaches to corporate indemnification and to account for developments in Delaware corporate law and securities regulation since the prior agreement had been prepared. Pursuant to the terms of the Indemnity Agreement, the Company agrees to hold harmless and indemnify each Indemnitee to the fullest extent permitted by the Delaware General Corporation Law, consistent with the Company’s Second Amended and Restated Certificate of Incorporation and its Amended and Restated Bylaws. The Indemnity Agreement also establishes specific processes and procedures for handling indemnification claims.
The foregoing description of the Indemnity Agreement and the terms thereof is qualified in its entirety by reference to the full text of the Indemnity Agreement, which is filed as an exhibit hereto and incorporated herein by reference.
Item 2.02. Results of Operations and Financial Condition.
On February 9, 2011, The Corporate Executive Board Company issued a press release with respect to its earnings for the fourth quarter and year ended December 31, 2010 and provided a financial outlook for fiscal 2011. In addition, the Company announced that its Board of Directors has approved a cash dividend for the first quarter of 2011 of $0.15 per share. A copy of the Company’s press release is attached hereto and furnished as Exhibit 99.1.
Presentation slides used during the Company’s investor conference call, set for February 10, 2011, at 9:00 a.m. EST., may be accessed at http://ir.executiveboard.com/phoenix.zhtml?p=irol-eventDetails&c=113226&eventID=3701081 no later than the starting time of the conference call.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Form of Indemnity Agreement between The Corporate Executive Board Company and its directors, officers and certain designated executives.
99.1	The Corporate Executive Board Company’s press release for fourth quarter 2010 earnings and the increase in its quarterly cash dividend.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Corporate Executive Board Company (Registrant)
Date: February 10, 2011

	By:	/s/ Richard S. Lindahl Richard S. Lindahl
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Form of Indemnity Agreement between The Corporate Executive Board Company and its directors, officers and certain designated executives.
99.1	The Corporate Executive Board Company’s press release for fourth quarter 2010 earnings and the increase in its quarterly cash dividend.